Inventories - Schedule of Inventories, Net of Reserves (Detail) - USD ($) $ in Thousands	Jul. 29, 2017	Oct. 29, 2016	Oct. 31, 2015
Inventory Disclosure [Abstract]
Chassis	$ 44,846	$ 35,227	$ 30,765
Raw materials	157,299	112,423	86,533
Work in process	194,999	128,145	97,251
Finished products	69,793	59,179	40,454
Inventory, Gross, Total	466,937	334,974	255,003
Less: reserves	(9,102)	(9,341)	(8,041)
Total inventories, net	$ 457,835	$ 325,633	$ 246,962